EXHIBIT 99.1

At the Company
Kim Hillyer	Jeff Goeser
Director, Communications	Director, Investor Relations and Finance
(402) 574-6523	(402) 597-8464
kim.hillyer@tdameritrade.com	jeffrey.goeser@tdameritrade.com

TD Ameritrade Earnings Up 35 Percent Year-Over-Year

Record Net Revenues of $812M, up 20% Year-Over-Year
Diluted Earnings per Share of $0.35, up 35% Year-Over-Year
Net New Client Assets of $12.2B, 8% Annualized Growth Rate
Record Average Client Trades Per Day of 492,000

OMAHA, Neb., April 23, 2014 – TD Ameritrade Holding Corporation (NYSE: AMTD) has released operating results for the second quarter of fiscal 2014. The Company posted its second consecutive quarter of record net revenues, bolstered by the continued re-engagement of retail investors.

The Company’s results for the quarter ended Mar. 31, 2014 include the following:(1)

•	Net income of $194 million, or $0.35 per diluted share

•	Net new client assets of approximately $12.2 billion, an annualized growth rate of 8 percent

•	Record average client trades per day of approximately 492,000, an activity rate of 8.1 percent

•	Record net revenues of $812 million, 52 percent of which were asset-based

•	Investment product fee revenues of $75 million, up 21 percent year-over-year

•	Pre-tax income of $317 million, or 39 percent of net revenues

•	EBITDA(2) of $369 million, or 45 percent of net revenues

•	Interest rate sensitive assets(3) of $96 billion, up 9 percent year-over-year

•	Record client assets of approximately $617 billion, up 19 percent year-over-year

“TD Ameritrade’s earnings for the second quarter were up 35 percent year-over-year, driven by record trades per day as retail investor engagement continued to improve. In fact, our quarterly activity rate was the highest we’ve seen in a decade,” said Fred Tomczyk, president and chief executive officer. “Additionally, we continue to see strong asset gathering and demand for our guidance-based offerings. We remain focused on giving our clients access to a wide range of products, tools and education to help them pursue their goals.”

“TD Ameritrade delivered strong results in the second quarter with net revenues reaching a record $812 million, up 20 percent year-over-year,” said Bill Gerber, executive vice president and chief financial officer. “Trading reached record levels, asset gathering remained strong, fee-based investment balances were once again at a record high, and interest rate-sensitive assets were up 9 percent year-over-year. We will continue to focus on growing our earnings power and delivering long-term value to our shareholders.”

Capital Deployment
The Company has declared a $0.12 per share quarterly cash dividend, payable on May 16, 2014 to all holders of record of common stock as of May 2, 2014.

Company Hosts Conference Call
TD Ameritrade will host its March Quarter conference call this morning, Apr. 23, 2014, at 8:30 a.m. EDT (7:30 a.m. CDT). Participants may listen to the conference call by dialing 866-270-1533. The Company will webcast the conference call through www.amtd.com, via the “Presentations & Events” page of the web site. A replay of the phone call will be available by dialing 877-344-7529 and entering the Conference ID 10041264 beginning at 10:30 a.m. EDT (9:30 a.m. CDT) on Apr. 23, 2014. The replay will be available until 9:00 a.m. EDT (8:00 a.m. CDT) on May 1, 2014. A transcript of the call will be available on the Company’s corporate web site, www.amtd.com, via either the “Investor Relations” page or the “Presentations & Events” page beginning Thursday, Apr. 24, 2014.

Interested parties can visit or subscribe to newsfeeds at www.amtd.com for the most up-to-date corporate financial information, presentation announcements, transcripts and archives. The company also communicates this information via Twitter, @TDAmeritradePR. Web site links, corporate titles and telephone numbers provided in this release, although correct when published, may change in the future.

Source: TD Ameritrade Holding Corporation

About TD Ameritrade Holding Corporation
Millions of investors and independent registered investment advisors (RIAs) have turned to TD Ameritrade’s (NYSE: AMTD) technology, people and education to help make investing and trading easier to understand and do. Online or over the phone. In a branch or with an independent RIA. First-timer or sophisticated trader. Our clients want to take control, and we help them decide how – bringing Wall Street to Main Street for more than 38 years. An official sponsor of the 2014 and 2016 U.S. Olympic and Paralympic Teams, TD Ameritrade has time and again been recognized as a leader in investment services. Please visit TD Ameritrade’s newsroom or www.amtd.com, or follow @TDAmeritradePR for more information.

Safe Harbor
This document contains forward-looking statements within the meaning of the federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws. In particular, any projections regarding our future revenues, expenses, earnings, capital expenditures, effective tax rates, client trading activity, accounts or stock price, as well as the assumptions on which such expectations are based, are forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. These statements involve risks, uncertainties and assumptions that could cause actual results or performance to differ materially from those contained in the forward-looking statements. These risks, uncertainties and assumptions include, but are not limited to: general economic and political conditions and other securities industry risks, fluctuations in interest rates, stock market fluctuations and changes in client trading activity, credit risk with clients and counterparties, increased competition, systems failures, delays and capacity constraints, network security risks, liquidity risks, new laws and regulations affecting our business, regulatory and legal matters and uncertainties and other risk factors described in our latest Annual Report on Form 10-K, filed with the SEC on Nov. 22, 2013 and our latest Quarterly Report on Form 10-Q filed thereafter. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by the federal securities laws.

1 Please see the Glossary of Terms, located in “Investor” section of www.amtd.com for more information on how these metrics are calculated.

2See attached reconciliation of non-GAAP financial measures.

3Interest rate-sensitive assets consist of spread-based assets and money market mutual funds. Ending balances as of March 31, 2014.
Brokerage services provided by TD Ameritrade, Inc., member FINRA (www.FINRA.org) /SIPC (www.SIPC.org) /NFA (www.nfa.futures.org).

TD AMERITRADE HOLDING CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
In millions, except per share amounts
(Unaudited)

	Quarter Ended			Six Months Ended
	Mar. 31, 2014	Dec. 31, 2013	Mar. 31, 2013	Mar. 31, 2014	Mar. 31, 2013
Revenues:
Transaction-based revenues:
Commissions and transaction fees	$374	$328	$287	$702	$544
Asset-based revenues:
Interest revenue	148	128	116	276	234
Brokerage interest expense	(2)	(1)	(2)	(4)	(3)
Net interest revenue	146	127	114	272	231
Insured deposit account fees	202	208	200	410	405
Investment product fees	75	72	62	147	117
Total asset-based revenues	423	407	376	829	753
Other revenues	15	17	16	33	33
Net revenues	812	752	679	1,564	1,330
Operating expenses:
Employee compensation and benefits	193	183	178	376	346
Clearing and execution costs	34	30	27	63	51
Communications	28	28	29	56	57
Occupancy and equipment costs	40	37	40	77	79
Depreciation and amortization	24	24	20	48	41
Amortization of acquired intangible assets	22	23	22	45	45
Professional services	37	38	33	75	67
Advertising	94	63	76	157	128
Other	17	19	17	37	38
Total operating expenses	489	445	442	934	852
Operating income	323	307	237	630	478
Other expense (income):
Interest on borrowings	6	6	6	12	12
Gain on sale of investments	—	—	—	—	(2)
Total other expense (income)	6	6	6	12	10
Pre-tax income	317	301	231	618	468
Provision for income taxes	123	109	87	232	177
Net income	$194	$192	$144	$386	$291
Earnings per share - basic	$0.35	$0.35	$0.26	$0.70	$0.53
Earnings per share - diluted	$0.35	$0.35	$0.26	$0.70	$0.53
Weighted average shares outstanding - basic	551	551	549	551	547
Weighted average shares outstanding - diluted	556	555	554	555	552
Dividends declared per share	$0.12	$0.62	$0.09	$0.74	$0.68

TD AMERITRADE HOLDING CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
In millions
(Unaudited)

	Mar. 31, 2014	Sept. 30, 2013
Assets:
Cash and cash equivalents	$933	$1,062
Segregated cash and investments	5,216	5,894
Broker/dealer receivables	1,114	1,348
Client receivables, net	11,250	8,984
Goodwill and intangible assets	3,263	3,308
Other	1,311	1,240
Total assets	$23,087	$21,836
Liabilities and stockholders' equity:
Liabilities:
Broker/dealer payables	$3,032	$1,973
Client payables	13,215	13,183
Notes payable	115	—
Long-term debt	1,040	1,052
Other	1,018	952
Total liabilities	18,420	17,160
Stockholders' equity	4,667	4,676
Total liabilities and stockholders' equity	$23,087	$21,836

TD AMERITRADE HOLDING CORPORATION
SELECTED OPERATING DATA
(Unaudited)
	Quarter Ended			Six Months Ended
	Mar. 31, 2014	Dec. 31, 2013	Mar. 31, 2013	Mar. 31, 2014	Mar. 31, 2013
Key Metrics:
Net new assets (in billions)	$12.2	$14.5	$12.9	$26.7	$28.5
Net new asset growth rate (annualized)	8%	10%	11%	10%	12%
Average client trades per day	491,963	413,743	378,096	452,222	355,884
Profitability Metrics:
Operating margin	39.8%	40.8%	34.9%	40.3%	35.9%
Pre-tax margin	39.0%	40.0%	34.0%	39.5%	35.2%
Return on average stockholders' equity (annualized)	16.9%	16.4%	13.2%	16.6%	13.2%
EBITDA(1) as a percentage of net revenues	45.4%	47.1%	41.1%	46.2%	42.6%
Liquidity Metrics:
Interest on borrowings (in millions)	$6	$6	$6	$12	$12
Interest coverage ratio (EBITDA(1)/interest on borrowings)	61.5	59.0	46.5	60.3	47.2
Liquid assets - management target(1) (in billions)	$0.7	$0.7	$0.7	$0.7	$0.7
Cash and cash equivalents (in billions)	$0.9	$1.3	$1.2	$0.9	$1.2
Transaction-Based Revenue Metrics:
Total trades (in millions)	30.0	26.1	22.7	56.1	43.1
Average commissions and transaction fees per trade(2)	$12.47	$12.56	$12.63	$12.51	$12.62
Average client trades per funded account (annualized)	20.2	17.2	16.0	18.7	15.2
Activity rate - funded accounts	8.1%	6.9%	6.5%	7.5%	6.1%
Trading days	61.0	63.0	60.0	124.0	121.0
Spread-Based Asset Metrics:
Average interest-earning assets (in billions)	$18.5	$17.6	$15.5	$18.0	$15.3
Average insured deposit account balances (in billions)	73.0	72.7	67.1	72.9	65.6
Average spread-based balance (in billions)	$91.5	$90.3	$82.6	$90.9	$80.9
Net interest revenue (in millions)	$146	$127	$114	$272	$231
Insured deposit account fee revenue (in millions)	202	208	200	410	405
Spread-based revenue (in millions)	$348	$335	$314	$682	$636
Avg. annualized yield - interest-earning assets	3.17%	2.81%	2.95%	2.99%	2.99%
Avg. annualized yield - insured deposit account fees	1.10%	1.12%	1.19%	1.11%	1.22%
Net interest margin (NIM)	1.52%	1.45%	1.52%	1.49%	1.55%
Fee-Based Investment Metrics:
Money market mutual fund fees:
Average balance (in billions)	$5.2	$5.3	$5.2	$5.2	$5.1
Average annualized yield	0.00%	0.00%	0.01%	0.00%	0.03%
Fee revenue (in millions)	$0	$0	$0	$0	$1
Market fee-based investment balances:
Average balance (in billions)	$128.4	$125.2	$105.7	$126.8	$100.3
Average annualized yield	0.23%	0.22%	0.23%	0.23%	0.23%
Fee revenue (in millions)	$75	$72	$62	$147	$116
Average fee-based investment balances (in billions)	$133.6	$130.5	$110.9	$132.0	$105.4
Average annualized yield	0.22%	0.22%	0.22%	0.22%	0.22%
Investment product fee revenue (in millions)	$75	$72	$62	$147	$117
(1) See attached reconciliation of non-GAAP financial measures.
(2) Average commissions and transaction fees per trade excludes TD Waterhouse UK business.
NOTE: See Glossary of Terms on the Company's web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION
SELECTED OPERATING DATA
(Unaudited)
	Quarter Ended			Six Months Ended
	Mar. 31, 2014	Dec. 31, 2013	Mar. 31, 2013	Mar. 31, 2014	Mar. 31, 2013
Client Account and Client Asset Metrics:
Funded accounts (beginning of period)	6,048,000	5,993,000	5,836,000	5,993,000	5,764,000
Funded accounts (end of period)	6,146,000	6,048,000	5,880,000	6,146,000	5,880,000
Percentage change during period	2%	1%	1%	3%	2%
Client assets (beginning of period, in billions)	$596.5	$555.9	$480.8	$555.9	$472.3
Client assets (end of period, in billions)	$617.1	$596.5	$516.8	$617.1	$516.8
Percentage change during period	3%	7%	7%	11%	9%
Net Interest Revenue:
Segregated cash:
Average balance (in billions)	$5.3	$5.4	$4.5	$5.4	$4.2
Average annualized yield	0.14%	0.11%	0.13%	0.12%	0.15%
Interest revenue (in millions)	$2	$2	$1	$3	$3
Client margin balances:
Average balance (in billions)	$10.5	$9.3	$8.5	$9.9	$8.6
Average annualized yield	3.85%	3.92%	3.99%	3.88%	4.00%
Interest revenue (in millions)	$101	$93	$85	$194	$174
Securities borrowing/lending:
Average securities borrowing balance (in billions)	$1.1	$1.2	$1.0	$1.1	$0.9
Average securities lending balance (in billions)	$2.8	$2.2	$2.2	$2.5	$2.0
Net interest revenue - securities borrowing/lending (in millions)	$43	$32	$28	$75	$54
Other cash and interest-earning investments:
Average balance (in billions)	$1.6	$1.7	$1.5	$1.6	$1.6
Average annualized yield	0.09%	0.07%	0.07%	0.08%	0.07%
Interest revenue - net (in millions)	$0	$0	$0	$1	$1
Client credit balances:
Average balance (in billions)	$11.0	$10.7	$9.1	$10.8	$9.1
Average annualized cost	0.01%	0.01%	0.01%	0.01%	0.01%
Interest expense (in millions)	$(0)	$(0)	$(0)	$(1)	$(1)
Average interest-earning assets (in billions)	$18.5	$17.6	$15.5	$18.0	$15.3
Average annualized yield	3.17%	2.81%	2.95%	2.99%	2.99%
Net interest revenue (in millions)	$146	$127	$114	$272	$231

NOTE: See Glossary of Terms on the Company's web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Dollars in millions
(Unaudited)
	Quarter Ended						Six Months Ended
	Mar. 31, 2014		Dec. 31, 2013		Mar. 31, 2013		Mar. 31, 2014		Mar. 31, 2013
	$	% of Net Rev.	$	% of Net Rev.	$	% of Net Rev.	$	% of Net Rev.	$	% of Net Rev.
EBITDA (1)
EBITDA	$369	45.4%	$354	47.1%	$279	41.1%	$723	46.2%	$566	42.6%
Less:
Depreciation and amortization	(24)	(3.0)%	(24)	(3.2)%	(20)	(2.9)%	(48)	(3.1)%	(41)	(3.1)%
Amortization of acquired intangible assets	(22)	(2.7)%	(23)	(3.1)%	(22)	(3.2)%	(45)	(2.9)%	(45)	(3.4)%
Interest on borrowings	(6)	(0.7)%	(6)	(0.8)%	(6)	(0.9)%	(12)	(0.8)%	(12)	(0.9)%
Provision for income taxes	(123)	(15.1)%	(109)	(14.5)%	(87)	(12.8)%	(232)	(14.8)%	(177)	(13.3)%
Net income	$194	23.9%	$192	25.5%	$144	21.2%	$386	24.7%	$291	21.9%

	As of
	Mar. 31, 2014	Dec. 31, 2013	Sept. 30, 2013	June 30, 2013	Mar. 31, 2013
Liquid Assets - Management Target (2)
Liquid assets - management target	$706	$707	$874	$728	$706
Plus: Broker-dealer cash and cash equivalents	508	926	540	555	719
Trust company cash and cash equivalents	64	60	74	39	84
Investment advisory cash and cash equivalents	14	25	19	28	24
Less: Excess broker-dealer regulatory net capital	(359)	(409)	(445)	(387)	(315)
Cash and cash equivalents	$933	$1,309	$1,062	$963	$1,218

Note: The term "GAAP" in the following explanation refers to generally accepted accounting principles in the United States.

(1)
EBITDA (earnings before interest, taxes, depreciation and amortization) is considered a non-GAAP financial measure as defined by SEC Regulation G. We consider EBITDA an important measure of our financial performance and of our ability to generate cash flows to service debt, fund capital expenditures and fund other corporate investing and financing activities. EBITDA is used as the denominator in the consolidated leverage ratio calculation for covenant purposes under our holding company's senior revolving credit facility. EBITDA eliminates the non-cash effect of tangible asset depreciation and amortization and intangible asset amortization. EBITDA should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities.

(2)
Liquid assets - management target is considered a non-GAAP financial measure as defined by SEC Regulation G. We include the excess capital of our broker-dealer subsidiaries in the calculation of liquid assets - management target, rather than simply including broker-dealer cash and cash equivalents, because capital requirements may limit the amount of cash available for dividend from the broker-dealer subsidiaries to the parent company. Excess capital, as defined below, is generally available for dividend from the broker-dealer subsidiaries to the parent company. We consider liquid assets - management target to be an important measure of our liquidity and of our ability to fund corporate investing and financing activities. Liquid assets - management target should be considered a supplemental measure of liquidity, rather than a substitute for cash and cash equivalents.

We define liquid assets - management target as the sum of (a) corporate cash and cash equivalents, (b) corporate short-term investments and (c) regulatory net capital of (i) our clearing broker-dealer subsidiary in excess of 10% of aggregate debit items and (ii) our introducing broker-dealer subsidiaries in excess of a minimum operational target established by management ($50 million in the case of our primary introducing broker-dealer, TD Ameritrade, Inc.). Liquid assets - management target is based on more conservative measures of broker-dealer net capital than regulatory thresholds require because we prefer to maintain significantly more conservative levels of net capital at the broker-dealer subsidiaries. We consider liquid assets - management target to be a measure that reflects our liquidity that would be readily available for corporate investing and financing activities under normal operating circumstances.